UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  June 30, 2009

CADDO INTERNATIONAL, INC. (FKA PETROL INDUSTRIES, INC.)

NEVADA	000-03912	75-1282449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

100 N. Furman St., Oil City, Louisiana 71061
(Address of principal executive offices)

Registrant’s telephone number, including area code
318-995-0404

Petrol Industries, Inc. 202 N. Thomas, Suite 4, Shreveport, Louisiana 71107-6539
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(i)	On June 26, 2009 the Company received Notice of Administrative Proceedings (File No. 3-13527) from the United States Securities Exchange Commission.

(ii)	Under Exchange Act Rule 12d2-2 (17CFR201.220) to de-list the common shares of the companies securities

(iii)	Management of the Company with the Board of Directors is consulting with the corporate attorney and auditors for the most expedient remedy to the problem.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

Caddo International, Inc. (FKA Petrol Industries, Inc.)
Date: June 29, 2009
/s/ David A. Taylor, President
David A. Taylor, President

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